ORGANIZATION AND BUSINESS	12 Months Ended
Jun. 30, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION AND BUSINESS

1.     ORGANIZATION AND BUSINESS

QuantumSphere, Inc. (the “Company” or “QuantumSphere”) was organized under the laws of the State of California on January 31, 2003. The Company has developed a process to manufacture metallic nanopowders with end-use applications in the battery and chemical sectors. The Company’s products are used on a stand-alone basis, in the validation of Company nano-iron catalysts coated onto commercial iron catalysts used in the production of ammonia on a prospective basis, and research, development and initial marketing of zinc-air battery products. The Company’s major activities to date have included capital formation, research and development, and marketing of its metallic nanopowder products.

In June 2014, the Company elected to change its year end from December 31 to June 30.

Dr. Douglas Carpenter, our Chief Technology Officer, has been on medical leave since November 4, 2014 due to a serious medical condition. Effective May 15, 2015, Dr. Carpenter transitioned to a consulting role with the Company and served on our Scientific Advisory Board. On August 5, 2015, Dr. Carpenter’s consulting role and position on our Scientific Advisory Board ended. We anticipate undertaking a search for a new Chief Technology Officer in the second half of this year and remain confident the Company has the necessary resources to continue to handle Dr. Carpenter’s former duties. We do not believe this change will have a material effect on business operations.

On May 5, 2015, the Company announced that commercial validation of its nano-iron catalyst had been achieved in a production-scale ammonia plant in China.